UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NextEra Energy Partners, LP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Unitholder Meeting to Be Held on April 20, 2021.NEXTERA ENERGY PARTNERS, LPMeeting Information Meeting Type: Annual Meeting For holders as of: February 24, 2021 Date: April 20, 2021 Time: 1:30 P.M. Eastern Time Location: NextEra Energy Partners, LP's Principal Offices 700 Universe Boulevard Juno Beach, Florida700 UNIVERSE BOULEVARD JUNO BEACH, FL 33408You are receiving this communication because you hold units in the company named above. This is not a ballot. You cannot use this notice to vote these units. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/NEP, scan the QR Barcode on the reverse side, or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Statement Annual Report to Security Holders How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com/NEP, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com/NEP 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 6, 2021 to facilitate timely delivery.How To Vote Please Choose One of the Following Voting MethodsSCAN TO VIEW MATERIALS & VOTEVote In Person: Please check the proxy materials for any special requirements for meeting attendance. Many Unitholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Directions to the annual meeting are available by calling NextEra Energy Partners Unitholder Services at 855-297-7440. At the meeting, you will need to request a ballot to vote these units. Vote By Internet: Go to www.proxyvote.com/NEP or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting ItemsTHE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED: 1. Election as directors of the nominees specified in the proxy statementNominees: 1a. Susan D. Austin 1b. Robert J. ByrneTHE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3: 2. Ratification of appointment of Deloitte & Touche LLP as NextEra Energy Partners' independent registered public accounting firm for 20213. Approval, by non-binding advisory vote, of the compensation of NextEra Energy Partners' named executive officers as disclosed in the proxy statement1c. Peter H. Kind 1d. James L. RoboNOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.

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